Exhibit 99.2

RenaissanceRe Holdings Ltd.

Financial Supplement

March 31, 2010

Contact:

Investors:

RenaissanceRe Holdings Ltd.

Rohan Pai

Director of Investor Relations

441-295-4513

Media:

Kekst and Company

David Lilly or Dawn Dover

212-521-4800

RenaissanceRe Holdings Ltd.

Contents

		Page(s)
Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2
b.	Consolidated Segment Underwriting Results	3
c.	Reinsurance Segment - Unit Underwriting Results	4
d.	Reinsurance Segment - Gross Premiums Written and Managed Premiums	5
e.	Insurance Segment - Gross Premiums Written	6
f.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	7

Balance Sheets
a.	Summary Consolidated Balance Sheets	8

Investments
a.	Investment Portfolio - Composition	9
b.	Summary of Other Investments	10
c.	Investment Result	11
d.	Investment Portfolio - Yield to Maturity and Credit Rating	12
e.	Investment Portfolio - Change in Fair Value	13
f.	Fixed Maturity Investments - Securitized Assets	14
g.	Fixed Maturity Investments - Corporate Sector	15
h.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	15

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	16
b.	Paid to Incurred Analysis	17

Other Items
a.	Earnings per Share	18
b.	Equity in Earnings (Losses) of Other Ventures	19
c.	Other (Loss) Income	20
d.	Ratings	21

Comments on Regulation G		22-23

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “managed specialty premiums”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 22 and 23 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance, its Lloyd’s unit and certain joint ventures and other investments managed by the Company’s subsidiary RenaissanceRe Ventures Ltd., and (2) Insurance, which principally includes primary insurance. Effective January 1, 2010, the Company renamed its Individual Risk segment, Insurance.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009 and its quarterly reports on Form 10-Q .

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2009. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009 and its quarterly reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended
	March 31, 2010	March 31, 2009
Highlights

Gross premiums written	$563,465	$598,301
Net premiums written	415,983	446,836
Net premiums earned	278,126	301,748
Net claims and claim expenses incurred	79,057	86,197
Underwriting income	89,843	131,190
Net investment income	67,181	42,126
Net income available to RenaissanceRe common shareholders	165,047	97,284

Net realized and unrealized gains on fixed maturity investments	48,598	22,126
Net other-than-temporary impairments	(33)	(19,022)

Operating income available to RenaissanceRe common shareholders (1)	116,482	94,180

Total assets	$7,935,672	$8,059,909
Total shareholders’ equity	$3,791,291	$3,121,403

Per share data

Net income available to RenaissanceRe common shareholders per common share - diluted	$2.73	$1.57
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$1.91	$1.52

Dividends per common share	$0.25	$0.24

Book value per common share	$53.86	$39.65
Adjustment for goodwill and other intangibles (1)	(2.02)	(1.93)

Tangible book value per common share (1)	51.84	37.72
Accumulated dividends per common share	9.13	8.16

Tangible book value per common share plus accumulated dividends (1)	$60.97	$45.88

Financial ratios

Net claims and claim expense ratio - current accident year	86.6%	26.2%
Net claims and claim expense ratio - prior accident years	(58.2)%	2.4%

Net claims and claim expense ratio - calendar year	28.4%	28.6%
Underwriting expense ratio	39.3%	27.9%

Combined ratio	67.7%	56.5%

Operating return on average common equity - annualized (1)	14.8%	15.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations

	Three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Revenues
Gross premiums written	$563,465	$73,046	$202,413	$855,172	$598,301

Net premiums written	$415,983	$53,093	$75,098	$631,370	$446,836
(Increase) decrease in unearned premiums	(137,857)	243,145	220,915	(251,553)	(145,088)

Net premiums earned	278,126	296,238	296,013	379,817	301,748
Net investment income	67,181	60,747	106,815	114,293	42,126
Net foreign exchange (losses) gains	(11,342)	(862)	1,556	(4,162)	(10,155)
Equity in earnings (losses) of other ventures	2,156	(523)	4,331	5,432	1,736
Other (loss) income	(5,731)	7,048	13,424	(3,656)	(14,795)
Net realized and unrealized gains on fixed maturity investments	48,598	35,353	16,794	18,889	22,126

Total other-than-temporary impairments	(33)	(1,280)	(1,408)	(5,289)	(19,022)
Portion recognized in other comprehensive income, before taxes	—	—	1,062	3,456	—

Net other-than-temporary impairments	(33)	(1,280)	(346)	(1,833)	(19,022)

Total revenues	378,955	396,721	438,587	508,780	323,764

Expenses
Net claims and claim expenses incurred	79,057	5,700	38,567	66,823	86,197
Acquisition expenses	44,675	48,473	44,203	52,495	44,604
Operational expenses	64,551	57,566	45,498	46,865	39,757
Corporate expenses	5,559	5,632	(4,319)	6,339	6,588
Interest expense	3,156	3,027	3,748	4,200	4,136

Total expenses	196,998	120,398	127,697	176,722	181,282

Income before taxes	181,957	276,323	310,890	332,058	142,482
Income tax benefit (expense)	4,215	(5,301)	(3,993)	(652)	852

Net income	186,172	271,022	306,897	331,406	143,334
Net income attributable to redeemable noncontrolling interest - DaVinciRe	(10,550)	(48,680)	(37,694)	(49,652)	(35,475)

Net income attributable to RenaissanceRe	175,622	222,342	269,203	281,754	107,859
Dividends on preference shares	(10,575)	(10,575)	(10,575)	(10,575)	(10,575)

Net income available to RenaissanceRe common shareholders	$165,047	$211,767	$258,628	$271,179	$97,284

Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$1.91	$2.82	$3.85	$4.05	$1.52

Net income available to RenaissanceRe common shareholders per common share - basic	$2.75	$3.41	$4.15	$4.35	$1.57
Net income available to RenaissanceRe common shareholders per common share - diluted	$2.73	$3.38	$4.12	$4.32	$1.57

Average shares outstanding - basic	58,407	60,604	60,898	60,963	60,635
Average shares outstanding - diluted	58,887	61,161	61,367	61,322	60,989

Net claims and claim expense ratio	28.4%	1.9%	13.0%	17.6%	28.6%
Underwriting expense ratio	39.3%	35.8%	30.3%	26.2%	27.9%

Combined ratio	67.7%	37.7%	43.3%	43.8%	56.5%

Operating return on average common equity- annualized (1)	14.8%	22.7%	33.3%	38.9%	15.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results

	Three months ended March 31, 2010
	Reinsurance	Insurance	Eliminations (1)	Total
Gross premiums written	$512,392	$51,880	$(807)	$563,465

Net premiums written	$402,309	$13,674		$415,983

Net premiums earned	$250,040	$28,086		$278,126
Net claims and claim expenses incurred	101,534	(22,477)		79,057
Acquisition expenses	23,818	20,857		44,675
Operational expenses	40,151	24,400		64,551

Underwriting income	$84,537	$5,306		$89,843

Net claims and claim expenses incurred - current accident year	$206,751	$34,005		$240,756
Net claims and claim expenses incurred - prior accident years	(105,217)	(56,482)		(161,699)

Net claims and claim expenses incurred - total	$101,534	$(22,477)		$79,057

Net claims and claim expense ratio - current accident year	82.7%	121.1%		86.6%
Net claims and claim expense ratio - prior accident years	(42.1)%	(201.1)%		(58.2)%

Net claims and claim expense ratio - calendar year	40.6%	(80.0)%		28.4%
Underwriting expense ratio	25.6%	161.1%		39.3%

Combined ratio	66.2%	81.1%		67.7%

	Three months ended March 31, 2009
	Reinsurance	Insurance	Eliminations (1)	Total
Gross premiums written	$532,916	$65,149	$236	$598,301

Net premiums written	$414,787	$32,049		$446,836

Net premiums earned	$225,971	$75,777		$301,748
Net claims and claim expenses incurred	16,571	69,626		86,197
Acquisition expenses	19,021	25,583		44,604
Operational expenses	29,115	10,642		39,757

Underwriting income (loss)	$161,264	$(30,074)		$131,190

Net claims and claim expenses incurred - current accident year	$41,306	$37,629		$78,935
Net claims and claim expenses incurred - prior accident years	(24,735)	31,997		7,262

Net claims and claim expenses incurred - total	$16,571	$69,626		$86,197

Net claims and claim expense ratio - current accident year	18.3%	49.7%		26.2%
Net claims and claim expense ratio - prior accident years	(11.0)%	42.2%		2.4%

Net claims and claim expense ratio - calendar year	7.3%	91.9%		28.6%
Underwriting expense ratio	21.3%	47.8%		27.9%

Combined ratio	28.6%	139.7%		56.5%

(1)	Represents gross premiums ceded from the Insurance segment to the Reinsurance segment.

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Unit Underwriting Results

	Three months ended March 31, 2010
	Catastrophe	Specialty	Lloyd’s	Eliminations (1)	Total
Gross premiums written	$424,120	$74,465	$14,024	$(217)	$512,392

Net premiums written	$317,264	$71,394	$13,651		$402,309

Net premiums earned	$212,898	$30,171	$6,971		$250,040
Net claims and claim expenses incurred	149,504	(50,557)	2,587		101,534
Acquisition expenses	18,674	3,985	1,159		23,818
Operational expenses	28,012	6,005	6,134		40,151

Underwriting income (loss)	$16,708	$70,738	$(2,909)		$84,537

Net claims and claim expenses incurred - current accident year	$181,096	$22,969	$2,686		$206,751
Net claims and claim expenses incurred - prior accident years	(31,592)	(73,526)	(99)		(105,217)

Net claims and claim expenses incurred - total	$149,504	$(50,557)	$2,587		$101,534

Net claims and claim expense ratio - current accident year	85.1%	76.1%	38.5%		82.7%
Net claims and claim expense ratio - prior accident years	(14.9)%	(243.7)%	(1.4)%		(42.1)%

Net claims and claim expense ratio - calendar year	70.2%	(167.6)%	37.1%		40.6%
Underwriting expense ratio	22.0%	33.1%	104.6%		25.6%

Combined ratio	92.2%	(134.5)%	141.7%		66.2%

	Three months ended March 31, 2009
	Catastrophe	Specialty	Total
Gross premiums written	$461,416	$71,500	$532,916

Net premiums written	$347,443	$67,344	$414,787

Net premiums earned	$185,125	$40,846	$225,971
Net claims and claim expenses incurred	7,491	9,080	16,571
Acquisition expenses	10,423	8,598	19,021
Operational expenses	22,601	6,514	29,115

Underwriting income	$144,610	$16,654	$161,264

Net claims and claim expenses incurred - current accident year	$19,807	$21,499	$41,306
Net claims and claim expenses incurred - prior accident years	(12,316)	(12,419)	(24,735)

Net claims and claim expenses incurred - total	$7,491	$9,080	$16,571

Net claims and claim expense ratio - current accident year	10.7%	52.6%	18.3%
Net claims and claim expense ratio - prior accident years	(6.7)%	(30.4)%	(11.0)%

Net claims and claim expense ratio - calendar year	4.0%	22.2%	7.3%
Underwriting expense ratio	17.9%	37.0%	21.3%

Combined ratio	21.9%	59.2%	28.6%

(1)	Represents gross premiums ceded from the catastrophe unit to the Lloyd’s unit.

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Gross Premiums Written and Managed Premiums

	Three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Reinsurance Segment

Renaissance catastrophe premiums	$268,294	$(17,184)	$78,232	$356,269	$289,630
Renaissance specialty premiums	72,449	21,037	25,249	(3,370)	68,973

Total Renaissance premiums	340,743	3,853	103,481	352,899	358,603

DaVinci catastrophe premiums	155,826	(14,093)	29,076	202,733	171,786
DaVinci specialty premiums	2,016	—	(70)	—	2,527

Total DaVinci premiums	157,842	(14,093)	29,006	202,733	174,313

Lloyd’s catastrophe premiums	5,669	—	—	—	—
Lloyd’s specialty premiums	7,723	—	—	—	—
Lloyd’s Insurance premiums	632	—	—	—	—

Total Lloyd’s unit premiums	14,024	—	—	—	—
Catastrophe unit premiums ceded to the Lloyd’s unit	(217)	—	—	—	—

Total Lloyd’s unit premiums after intercompany cession	$13,807	$—	$—	$—	$—

Total Reinsurance segment premiums	$512,392	$(10,240)	$132,487	$555,632	$532,916

Managed Premiums (2)

Total catastrophe unit premiums	$424,120	$(31,277)	$107,308	$559,002	$461,416

Catastrophe premiums written on behalf of our joint venture, Top Layer Re (1)	26,186	2,432	(434)	26,184	23,792
Catastrophe premiums written in the Lloyd’s unit	5,669	—	—	—	—
Catastrophe premiums assumed from the Insurance segment	(175)	(272)	(13,423)	809	236

Total managed catastrophe premiums (2)	$455,800	$(29,117)	$93,451	$585,995	$485,444

Total specialty unit premiums	$74,465	$21,037	$25,179	$(3,370)	$71,500

Specialty premiums written in the Lloyd’s unit	7,723	—	—	—	—

Total managed specialty premiums (2)	$82,188	$21,037	$25,179	$(3,370)	$71,500

(1)	Top Layer Re is accounted for under the equity method of accounting.
(2)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

RenaissanceRe Holdings Ltd.

Insurance Segment - Gross Premiums Written

	Three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
By Line of Business

Commercial multi-line	$26,804	$25,028	$31,066	$25,447	$24,642
Commercial property	13,008	20,820	15,514	32,366	16,121
Crop	7,136	25,882	21,296	234,994	8,152
Personal lines property	4,932	11,828	15,473	5,924	16,234

Total Insurance premiums	$51,880	$83,558	$83,349	$298,731	$65,149

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Revenues
Gross premiums written	$157,842	$(14,093)	$29,006	$202,733	$174,313

Net premiums written	$145,035	$(15,721)	$4,148	$194,552	$149,125
(Increase) decrease in unearned premiums	(50,822)	93,966	79,730	(109,562)	(69,479)

Net premiums earned	94,213	78,245	83,878	84,990	79,646
Net investment income	10,274	9,606	14,011	15,200	8,862
Net foreign exchange (losses) gains	(1,928)	263	713	(968)	(3,332)
Other (loss) income	(276)	(4,263)	(6,157)	(2,674)	90
Net realized and unrealized gains (losses) on fixed maturity investments	5,757	13,448	2,631	(255)	1,344
Total other-than-temporary impairments	—	(1,402)	—	—	(108)
Portion recognized in other comprehensive income, before taxes	—	—	—	—	—

Net other-than-temporary impairments	—	(1,402)	—	—	(108)

Total revenues	108,040	95,897	95,076	96,293	86,502

Expenses
Net claims and claim expenses incurred	62,471	(16,230)	(729)	(21,362)	1,792
Acquisition expenses	19,671	21,525	22,159	25,887	15,760
Operational and corporate expenses	7,491	11,383	12,051	10,540	10,427
Interest expense	469	489	631	927	1,145

Total expenses	90,102	17,167	34,112	15,992	29,124

Net income	17,938	78,730	60,964	80,301	57,378
Net income attributable to redeemable noncontrolling interest	(37)	(158)	(123)	(163)	(117)

Net income available to DaVinciRe common shareholders	$17,901	$78,572	$60,841	$80,138	$57,261

Net claims and claim expenses incurred - current accident year	$78,027	$2,379	$14,560	$7,334	$7,675
Net claims and claim expenses incurred - prior accident years	(15,556)	(18,609)	(15,289)	(28,696)	(5,883)

Net claims and claim expenses incurred - total	$62,471	$(16,230)	$(729)	$(21,362)	$1,792

Net claims and claim expense ratio - current accident year	82.8%	3.0%	17.4%	8.6%	9.6%
Net claims and claim expense ratio - prior accident years	(16.5)%	(23.7)%	(18.3)%	(33.7)%	(7.4)%

Net claims and claim expense ratio - calendar year	66.3%	(20.7)%	(0.9)%	(25.1)%	2.2%
Underwriting expense ratio	28.8%	42.0%	40.8%	42.8%	32.9%

Combined ratio	95.1%	21.3%	39.9%	17.7%	35.1%

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Assets
Fixed maturity investments available for sale, at fair value	$1,485,161	$3,559,197	$4,505,446	$4,230,443	$3,164,848
Fixed maturity investments trading, at fair value	3,049,335	736,595	—	—	—

Total fixed maturity investments, at fair value	4,534,496	4,295,792	4,505,446	4,230,443	3,164,848
Short term investments, at fair value	864,328	1,002,306	880,406	1,074,469	2,136,336
Other investments, at fair value	866,865	858,026	812,056	779,416	733,023
Investments in other ventures, under equity method	84,942	97,287	94,859	91,677	88,159

Total investments	6,350,631	6,253,411	6,292,767	6,176,005	6,122,366
Cash and cash equivalents	358,773	260,716	347,993	209,933	249,340
Premiums receivable	511,832	589,827	826,562	1,071,666	593,199
Ceded reinsurance balances	121,836	91,852	207,257	250,225	149,309
Losses recoverable	156,820	194,241	253,312	266,993	201,215
Accrued investment income	32,784	31,928	34,076	29,209	23,927
Deferred acquisition costs	74,489	61,870	95,614	114,836	97,710
Receivable for investments sold	53,863	7,431	188,497	332,763	308,483
Other secured assets	27,651	27,730	27,464	76,509	76,331
Other assets	171,577	205,347	201,982	206,455	165,492
Goodwill and other intangibles	75,416	76,688	69,175	70,843	72,537

Total assets	$7,935,672	$7,801,041	$8,544,699	$8,805,437	$8,059,909

Liabilities, Redeemable Noncontrolling Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$1,695,397	$1,702,006	$1,837,879	$1,938,295	$1,992,049
Reserve for unearned premiums	614,490	446,649	805,199	1,069,082	716,613
Debt	549,086	300,000	450,000	450,000	450,000
Reinsurance balances payable	241,544	381,548	457,947	499,437	289,522
Payable for investments purchased	136,838	59,236	247,502	468,329	590,401
Other secured liabilities	27,500	27,500	27,500	77,420	77,420
Other liabilities	221,001	256,669	251,504	198,710	171,738

Total liabilities	3,485,856	3,173,608	4,077,531	4,701,273	4,287,743

Redeemable noncontrolling interest - DaVinciRe	658,525	786,647	746,698	700,562	650,763

Shareholders’ Equity
Preference shares	650,000	650,000	650,000	650,000	650,000
Common shares	58,320	61,745	62,390	62,345	62,324
Additional paid-in capital	—	—	25,494	18,600	11,373
Accumulated other comprehensive income	30,771	41,438	78,338	12,065	69,530
Retained earnings	3,052,200	3,087,603	2,904,248	2,660,592	2,328,176

Total shareholders’ equity	3,791,291	3,840,786	3,720,470	3,403,602	3,121,403

Total liabilities, redeemable noncontrolling interest and shareholders’ equity	$7,935,672	$7,801,041	$8,544,699	$8,805,437	$8,059,909

Book value per common share	$53.86	$51.68	$49.21	$44.17	$39.65

Common shares outstanding	58,320	61,745	62,390	62,345	62,324

RenaissanceRe Holdings Ltd.

Investment Portfolio - Composition

	March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009
TYPE OF INVESTMENT

U.S. treasuries	$1,382,328	21.8%	$918,157	14.7%	$713,715	11.3%	$300,521	4.9%	$227,594	3.7%
Agencies	126,660	2.0%	165,577	2.6%	256,570	4.1%	679,999	11.0%	404,124	6.6%
Non-U.S. government (Sovereign debt)	207,517	3.3%	198,059	3.2%	122,757	2.0%	98,382	1.6%	72,904	1.2%
FDIC guaranteed corporate	642,969	10.1%	855,988	13.7%	903,137	14.4%	812,509	13.2%	516,115	8.4%
Non-U.S. government-backed corporate	370,099	5.8%	248,746	4.0%	227,718	3.6%	143,284	2.3%	15,569	0.3%
Corporate	1,312,556	20.7%	1,135,504	18.2%	860,057	13.7%	741,295	12.0%	510,848	8.3%
Agency mortgage-backed	232,883	3.7%	393,397	6.3%	1,039,945	16.5%	1,069,621	17.3%	990,126	16.2%
Non-agency mortgage-backed	30,984	0.5%	36,383	0.6%	46,179	0.7%	49,590	0.8%	62,059	1.0%
Commercial mortgage-backed	178,523	2.8%	251,472	4.0%	232,053	3.7%	204,275	3.3%	213,943	3.5%
Asset-backed	49,977	0.8%	92,509	1.5%	103,315	1.6%	130,967	2.1%	151,566	2.5%

Total fixed maturity investments, at fair value	4,534,496	71.5%	4,295,792	68.8%	4,505,446	71.6%	4,230,443	68.5%	3,164,848	51.7%
Short term investments, at fair value	864,328	13.6%	1,002,306	16.0%	880,406	14.0%	1,074,469	17.4%	2,136,336	34.9%
Other investments, at fair value	866,865	13.6%	858,026	13.7%	812,056	12.9%	779,416	12.6%	733,023	12.0%

Total managed investment portfolio	6,265,689	98.7%	6,156,124	98.5%	6,197,908	98.5%	6,084,328	98.5%	6,034,207	98.6%
Investments in other ventures, under equity method	84,942	1.3%	97,287	1.5%	94,859	1.5%	91,677	1.5%	88,159	1.4%

Total investments	$6,350,631	100.0%	$6,253,411	100.0%	$6,292,767	100.0%	$6,176,005	100.0%	$6,122,366	100.0%

CREDIT QUALITY OF FIXED MATURITY INVESTMENTS

AAA	$3,109,595	68.6%	$3,107,713	72.3%	$3,636,884	80.7%	$3,498,768	82.7%	$2,625,260	83.0%
AA	622,286	13.7%	493,965	11.5%	368,744	8.2%	344,888	8.2%	210,173	6.6%
A	482,405	10.6%	424,563	9.9%	266,502	5.9%	227,803	5.4%	200,312	6.3%
BBB	231,062	5.1%	184,374	4.3%	149,509	3.3%	86,188	2.0%	65,726	2.1%
Non-investment grade	89,148	2.0%	85,177	2.0%	83,807	1.9%	72,796	1.7%	63,377	2.0%

Total fixed maturity investments, at fair value	$4,534,496	100.0%	$4,295,792	100.0%	$4,505,446	100.0%	$4,230,443	100.0%	$3,164,848	100.0%

MATURITY PROFILE OF FIXED MATURITY INVESTMENTS

Due in less than one year	$79,612	1.8%	$83,280	1.9%	$125,570	2.8%	$136,859	3.2%	$110,388	3.5%
Due after one through five years	3,078,692	67.9%	2,867,397	66.7%	2,550,285	56.6%	2,292,095	54.2%	1,363,800	43.1%
Due after five through ten years	786,091	17.3%	498,382	11.6%	297,289	6.6%	271,697	6.4%	191,201	6.0%
Due after 10 years	97,734	2.2%	72,972	1.7%	110,810	2.5%	75,339	1.8%	81,765	2.6%
Mortgage-backed securities	442,390	9.7%	681,252	15.9%	1,318,177	29.2%	1,323,486	31.3%	1,266,128	40.0%
Asset-backed securities	49,977	1.1%	92,509	2.2%	103,315	2.3%	130,967	3.1%	151,566	4.8%

Total fixed maturity investments, at fair value	$4,534,496	100.0%	$4,295,792	100.0%	$4,505,446	100.0%	$4,230,443	100.0%	$3,164,848	100.0%

	Mar. 31, 2010		Dec. 31, 2009		Sept. 30, 2009		June 30, 2009		Mar. 31, 2009
Average yield to maturity of fixed maturity and short term investments	2.1%		2.3%		2.4%		3.0%		2.5%
Average duration of fixed maturity and short term investments	2.7		2.6		2.5		2.5		1.3
Average credit quality of fixed maturity and short term investments	AA		AA		AA		AA		AA

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
TYPE OF INVESTMENT

Private equity partnerships	$292,412	$286,108	$279,030	$263,263	$247,559
Senior secured bank loan funds	253,652	245,701	240,514	259,234	220,202
Catastrophe bonds	156,973	160,051	124,192	100,502	93,798
Non-U.S. fixed income funds	75,533	75,891	81,083	68,192	81,757
Hedge funds	56,475	54,163	52,955	66,625	72,428
Miscellaneous other investments	31,820	36,112	34,282	21,600	17,279

Total other investments, at fair value	$866,865	$858,026	$812,056	$779,416	$733,023

TYPE OF INVESTMENT

Private equity partnerships	33.7%	33.4%	34.4%	33.8%	33.7%
Senior secured bank loan funds	29.3%	28.6%	29.6%	33.3%	30.0%
Catastrophe bonds	18.1%	18.7%	15.3%	12.9%	12.8%
Non-U.S. fixed income funds	8.7%	8.8%	10.0%	8.7%	11.2%
Hedge funds	6.5%	6.3%	6.5%	8.5%	9.9%
Miscellaneous other investments	3.7%	4.2%	4.2%	2.8%	2.4%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

RenaissanceRe Holdings Ltd.

Investment Result

	Three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Fixed maturity investments	$28,643	$37,289	$44,127	$40,007	$39,127
Short term investments	2,284	1,827	2,285	2,741	3,071
Other investments
Hedge funds and private equity investments	17,536	10,183	15,510	12,327	(19,741)
Other	21,218	14,058	47,748	61,740	21,821
Cash and cash equivalents	66	223	102	157	373

	69,747	63,580	109,772	116,972	44,651
Investment expenses	(2,566)	(2,833)	(2,957)	(2,679)	(2,525)

Net investment income	67,181	60,747	106,815	114,293	42,126

Gross realized gains	48,887	52,363	26,734	33,213	31,423
Gross realized losses	(5,170)	(5,622)	(9,940)	(14,324)	(9,297)

Net realized gains on fixed maturity investments	43,717	46,741	16,794	18,889	22,126

Net unrealized gains (losses) on fixed maturity investments, trading	4,881	(11,388)	—	—	—

Net realized and unrealized gains on fixed maturity investments	48,598	35,353	16,794	18,889	22,126

Total other-than-temporary impairments	(33)	(1,280)	(1,408)	(5,289)	(19,022)
Portion recognized in other comprehensive income, before taxes	—	—	1,062	3,456	—

Net other-than-temporary impairments	(33)	(1,280)	(346)	(1,833)	(19,022)

Net unrealized (losses) gains on fixed maturity investments available for sale	(8,641)	(46,004)	74,697	(57,166)	(5,407)
FAS 115-2 cumulative effect adjustment (1)	—	—	—	76,615	—

Net change in unrealized holding gains on fixed maturity investments available for sale	(8,641)	(46,004)	74,697	19,449	(5,407)

Total investment result	$107,105	$48,816	$197,960	$150,798	$39,823

(1)	Cumulative effect adjustment to opening retained earnings as of April 1, 2009, related to the recognition and presentation of other-than-temporary impairments, as required by FASB ASC Topic Investments - Debt and Equity Securities.

RenaissanceRe Holdings Ltd.

Investment Portfolio - Yield to Maturity and Credit Rating

	Amortized Cost	Fair Value	% of Total Managed Investment Portfolio	Yield to Maturity	Credit Rating (1)
At March 31, 2010					AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$864,328	$864,328	13.8%	0.2%	$843,372	$5,858	$1,849	$13,249	$—	$—
		100.0%			97.6%	0.7%	0.2%	1.5%	—	—
Fixed maturity investments

U.S. treasuries	1,387,847	1,382,328	22.0%	1.9%	1,382,328	—	—	—	—	—

Agencies

Fannie Mae & Freddie Mac	67,828	68,485	1.1%	1.4%	68,485	—	—	—	—	—
Other agencies	57,726	58,175	0.9%	1.2%	58,175	—	—	—	—	—

Total agencies	125,554	126,660	2.0%	1.3%	126,660	—	—	—	—	—

Non-U.S. government (Sovereign debt)	199,156	207,517	3.3%	3.5%	126,579	21,391	16,730	26,780	16,037	—

FDIC guaranteed corporate	638,358	642,969	10.3%	1.1%	642,969	—	—	—	—	—

Non-U.S. government-backed corporate	368,849	370,099	5.9%	2.0%	310,721	58,024	1,354	—	—	—

Corporate	1,306,064	1,312,556	21.0%	3.4%	80,942	540,336	434,462	185,904	56,716	14,196

Mortgage-backed securities

Residential mortgage-backed Agency securities	230,445	232,883	3.7%	3.1%	232,883	—	—	—	—	—

Non-agency securities	15,236	16,301	0.3%	5.2%	11,131	—	—	5,170	—	—
Non-agency securities - Alt A	13,224	14,683	0.2%	8.6%	12,484	—	—	—	2,199	—
Non-agency securities - Sub-prime	—	—	—	—	—	—	—	—	—	—

Total residential mortgage-backed	258,905	263,867	4.2%	3.5%	256,498	—	—	5,170	2,199	—

Commercial mortgage-backed	174,622	178,523	2.9%	3.7%	132,921	2,535	29,859	13,208	—	—

Total mortgage-backed	433,527	442,390	7.1%	3.6%	389,419	2,535	29,859	18,378	2,199	—

Asset-backed
Student loans	32,423	33,557	0.5%	1.0%	33,557	—	—	—	—	—
Auto	7,760	7,846	0.1%	0.9%	7,846	—	—	—	—	—
Credit cards	3,763	3,850	0.1%	0.7%	3,850	—	—	—	—	—
Other	5,000	4,724	0.1%	7.4%	4,724	—	—	—	—	—

Total asset-backed	48,946	49,977	0.8%	1.6%	49,977	—	—	—	—	—

Total securitized assets	482,473	492,367	7.9%	3.2%	439,396	2,535	29,859	18,378	2,199	—

Total fixed maturity investments	4,508,301	4,534,496	72.4%	2.5%	3,109,595	622,286	482,405	231,062	74,952	14,196
		100.0%			68.6%	13.7%	10.6%	5.1%	1.7%	0.3%

Other investments
Private equity partnerships		292,412	4.7%		—	—	—	—	—	292,412
Senior secured bank loan funds		253,652	4.0%		—	—	—	—	253,652	—
Catastrophe bonds		156,973	2.5%		—	25,771	—	—	131,202	—
Non-U.S. fixed income funds		75,533	1.2%		—	—	—	44,451	31,082	—
Hedge funds		56,475	0.9%		—	—	—	—	—	56,475
Miscellaneous other investments		31,820	0.5%		—	—	—	31,820	—	—

Total other investments		866,865	13.8%		—	25,771	—	76,271	415,936	348,887

Total managed investment portfolio		$6,265,689	100.0%		$3,952,967	$653,915	$484,254	$320,582	$490,888	$363,083
		100.0%			63.1%	10.5%	7.7%	5.1%	7.8%	5.8%

(1)	The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short-term issue credit rating as AAA, short term investments with A-2 short-term issue credit rating as AA and short term investments with an A-3 short-term issue credit rating as A.

RenaissanceRe Holdings Ltd.

Investment Portfolio - Change in Fair Value

	At March 31, 2010		At December 31, 2009		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$864,328	13.8%	$1,002,306	16.3%	$(137,978)	(13.8)%

Fixed maturity investments

U.S. treasuries	1,382,328	22.0%	918,157	15.0%	464,171	50.6%

Agencies
Fannie Mae & Freddie Mac	68,485	1.1%	83,632	1.4%	(15,147)	(18.1)%
Other agencies	58,175	0.9%	81,945	1.3%	(23,770)	(29.0)%

Total agencies	126,660	2.0%	165,577	2.7%	(38,917)	(23.5)%

Non-U.S. government (Sovereign debt)	207,517	3.3%	198,059	3.2%	9,458	4.8%

FDIC guaranteed corporate	642,969	10.3%	855,988	13.9%	(213,019)	(24.9)%

Non-U.S. government-backed corporate	370,099	5.9%	248,746	4.0%	121,353	48.8%

Corporate	1,312,556	21.0%	1,135,504	18.4%	177,052	15.6%

Mortgage-backed

Residential mortgage-backed Agency securities	232,883	3.7%	393,397	6.4%	(160,514)	(40.8)%

Non-agency securities	16,301	0.3%	21,822	0.4%	(5,521)	(25.3)%
Non-agency securities - Alt A	14,683	0.2%	14,561	0.2%	122	0.8%
Non-agency securities - Sub-prime	—	0.0%	—	0.0%	—	0.0%

Total residential mortgage-backed	263,867	4.2%	429,780	7.0%	(165,913)	(38.6)%

Commercial mortgage-backed	178,523	2.9%	251,472	4.1%	(72,949)	(29.0)%

Total mortgage-backed	442,390	7.1%	681,252	11.1%	(238,862)	(35.1)%

Asset-backed
Student loans	33,557	0.5%	54,973	0.9%	(21,416)	(39.0)%
Auto	7,846	0.1%	19,604	0.3%	(11,758)	(60.0)%
Credit cards	3,850	0.1%	7,093	0.1%	(3,243)	(45.7)%
Other	4,724	0.1%	10,839	0.2%	(6,115)	(56.4)%

Total asset-backed	49,977	0.8%	92,509	1.5%	(42,532)	(46.0)%

Total securitized assets	492,367	7.9%	773,761	12.6%	(281,394)	(36.4)%

Total fixed maturity investments	4,534,496	72.4%	4,295,792	69.8%	238,704	5.6%

Other investments

Private equity partnerships	292,412	4.7%	286,108	4.6%	6,304	2.2%
Senior secured bank loan funds	253,652	4.0%	245,701	4.0%	7,951	3.2%
Catastrophe bonds	156,973	2.5%	160,051	2.6%	(3,078)	(1.9)%
Non-U.S. fixed income funds	75,533	1.2%	75,891	1.2%	(358)	(0.5)%
Hedge funds	56,475	0.9%	54,163	0.9%	2,312	4.3%
Miscellaneous other investments	31,820	0.5%	36,112	0.6%	(4,292)	(11.9)%

Total other investments	866,865	13.8%	858,026	13.9%	8,839	1.0%

Total managed investment portfolio	$6,265,689	100.0%	$6,156,124	100.0%	$109,565	1.8%

RenaissanceRe Holdings Ltd.

Fixed Maturity Investments - Securitized Assets

	Fair Value	% of Total Managed Investment Portfolio	% of Total Managed Investment Portfolio						% of Total Securitized Assets	Weighted Average Life
			Vintage
At March 31, 2010			2010	2009	2008	2007	2006	2005 & Prior
Total managed investment portfolio	$6,265,689	100.0%

Mortgage-backed

Residential mortgage-backed Agency securities	232,883	3.7%	0.0%	1.7%	0.7%	0.5%	0.2%	0.6%	47.3%	4.0

Non-agency securities	16,301	0.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	3.3%	4.3
Non-agency securities - Alt A	14,683	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	3.0%	3.9
Non-agency securities - Sub-prime	—	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	—

Total non-agency securities	30,984	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	6.3%	4.1

Total residential mortgage-backed	263,867	4.2%	0.0%	1.7%	0.7%	0.5%	0.2%	1.1%	53.6%	4.0

Commercial mortgage-backed	178,523	2.9%	0.0%	0.1%	0.2%	0.4%	0.4%	1.8%	36.3%	3.8

Total mortgage-backed	442,390	7.1%	0.0%	1.8%	0.9%	0.9%	0.6%	2.9%	89.9%	3.9

Asset-backed

Student loans	33,557	0.5%	0.0%	0.0%	0.5%	0.0%	0.0%	0.0%	6.8%	4.6
Auto	7,846	0.1%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	1.6%	0.6
Credit cards	3,850	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	0.5
Other	4,724	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.9%	3.8

Total asset-backed	49,977	0.8%	0.0%	0.0%	0.6%	0.0%	0.0%	0.2%	10.1%	3.6

Total securitized assets	$492,367	7.9%	0.0%	1.8%	1.5%	0.9%	0.6%	3.1%	100.0%	3.9

RenaissanceRe Holdings Ltd.

Fixed Maturity Investments - Corporate Sector

	At March 31, 2010
Sector	Total	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Financials	$754,466	$42,220	$350,600	$307,929	$35,576	$3,945	$14,196
Consumer	264,746	23,483	143,230	20,149	57,949	19,935	—
Industrial, utilities and energy	175,583	—	46,506	55,563	55,414	18,100	—
Communications and technology	97,104	15,239	—	47,052	22,458	12,355	—
Basic materials	20,657	—	—	3,769	14,507	2,381	—

Total corporate fixed maturity investments, at fair value (1)	$1,312,556	$80,942	$540,336	$434,462	$185,904	$56,716	$14,196

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value
	At March 31, 2010
Issuer	Total	Short term investments	Fixed maturity investments
Wells Fargo & Company	$88,578	$—	$88,578
JP Morgan Chase & Co.	85,512	599	84,913
General Electric Company	74,044	699	73,345
Credit Suisse Group AG	43,255	—	43,255
Barclays PLC	43,213	1,100	42,113
Rabobank Nederland	35,342	500	34,842
Pfizer Inc.	33,725	—	33,725
Novartis AG	33,342	—	33,342
Roche Holdings AG	33,202	—	33,202
Svenska Handelsbanken Ab	30,710	—	30,710

Total (2)	$500,923	$2,898	$498,025

(1)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, at fair value.
(2)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity and repurchase agreements, at fair value.

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2010
Catastrophe	$140,851	$132,874	$455,140	$728,865
Specialty	114,049	82,769	349,647	546,465
Lloyd’s	—	1,089	2,603	3,692

Total Reinsurance	254,900	216,732	807,390	1,279,022
Insurance	164,849	6,221	245,305	416,375

Total	$419,749	$222,953	$1,052,695	$1,695,397

December 31, 2009
Catastrophe	$165,153	$148,252	$258,451	$571,856
Specialty	119,674	101,612	382,818	604,104

Total Reinsurance	284,827	249,864	641,269	1,175,960
Insurance	189,389	3,658	332,999	526,046

Total	$474,216	$253,522	$974,268	$1,702,006

September 30, 2009
Catastrophe	$190,779	$233,954	$236,429	$661,162
Specialty	110,806	130,040	372,405	613,251

Total Reinsurance	301,585	363,994	608,834	1,274,413
Insurance	196,320	6,705	360,441	563,466

Total	$497,905	$370,699	$969,275	$1,837,879

June 30, 2009
Catastrophe	$215,829	$254,199	$216,781	$686,809
Specialty	108,376	142,266	387,696	638,338

Total Reinsurance	324,205	396,465	604,477	1,325,147
Insurance	199,646	15,948	397,554	613,148

Total	$523,851	$412,413	$1,002,031	$1,938,295

March 31, 2009
Catastrophe	$273,811	$281,956	$231,970	$787,737
Specialty	106,700	145,266	379,921	631,887

Total Reinsurance	380,511	427,222	611,891	1,419,624
Insurance	236,905	13,519	322,001	572,425

Total	$617,416	$440,741	$933,892	$1,992,049

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended March 31, 2010			Three months ended March 31, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,702,006	$194,241	$1,507,765	$2,160,612	$299,534	$1,861,078

Incurred losses and loss expenses
Current year	291,890	51,134	240,756	89,879	10,944	78,935
Prior years	(177,934)	(16,235)	(161,699)	8,154	892	7,262

Total incurred losses and loss expenses	113,956	34,899	79,057	98,033	11,836	86,197

Paid losses and loss expenses
Current year	1,617	1,338	279	5,056	1,377	3,679
Prior years	118,948	70,982	47,966	261,540	108,778	152,762

Total paid losses and loss expenses	120,565	72,320	48,245	266,596	110,155	156,441

Reserve for losses and loss expenses, end of period	$1,695,397	$156,820	$1,538,577	$1,992,049	$201,215	$1,790,834

RenaissanceRe Holdings Ltd.

Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Numerator:
Net income available to RenaissanceRe common shareholders	$165,047	$211,767	$258,628	$271,179	$97,284
Amount allocated to participating common shareholders (1)	(4,196)	(5,171)	(6,067)	(6,007)	(1,809)

	$160,851	$206,596	$252,561	$265,172	$95,475

Denominator:
Denominator for basic income per RenaissanceRe common share - Weighted average common shares	58,407	60,604	60,898	60,963	60,635
Per common share equivalents of employee stock options and restricted shares	480	557	469	359	354

Denominator for diluted income per RenaissanceRe common share - Adjusted weighted average common shares and assumed conversions	58,887	61,161	61,367	61,322	60,989

Basic income per RenaissanceRe common share	$2.75	$3.41	$4.15	$4.35	$1.57

Diluted income per RenaissanceRe common share	$2.73	$3.38	$4.12	$4.32	$1.57

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

RenaissanceRe Holdings Ltd.

Equity in Earnings (Losses) of Other Ventures

	Three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Top Layer Re	$3,380	$2,912	$3,385	$4,176	$2,146
Tower Hill Companies	(1,071)	(3,226)	1,098	536	(491)
Other	(153)	(209)	(152)	720	81

Total equity in earnings (losses) of other ventures	$2,156	$(523)	$4,331	$5,432	$1,736

RenaissanceRe Holdings Ltd.

Other (Loss) Income

	Three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Weather-related and loss mitigation	$188	$(2,717)	$(2,110)	$(2,963)	$(3,279)
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(1,440)	(9,841)	(13,147)	(7,928)	(2,678)
Weather and energy risk management operations	(1,825)	12,268	13,674	6,428	4,814
Mark-to-market on Platinum warrant	(3,697)	5,419	12,839	424	(13,724)
Other items	1,043	1,919	2,168	383	72

Total other (loss) income	$(5,731)	$7,048	$13,424	$(3,656)	$(14,795)

RenaissanceRe Holdings Ltd.

Ratings

March 31, 2010	A.M. Best	S&P (5)	Moody’s	Fitch
REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A1	A
DaVinci	A	A+	—	—
Top Layer Re	A+	AA	—	—
Renaissance Europe	A+	AA-	—	—

RenaissanceRe Syndicate 1458	—	—	—	—
Lloyd’s Overall Market Rating (2)	A	A+	—	A+

INSURANCE SEGMENT (1)
Glencoe	A	A+	—	—
Stonington	A	A+	—	—
Stonington Lloyds	A	A+	—	—
Lantana	A	A+	—	—

RENAISSANCERE (3)	a-	A	A3	BBB+

RENAISSANCERE (4)	—	Excellent	—	—

(1)	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Insurance segments reflect the insurer’s financial strength rating.
(2)	The A.M. Best, S&P and Fitch ratings for the Lloyd’s Overall Market Rating represent the financial strength rating of Lloyd’s.
(3)	The A.M. Best, S&P, Moody’s and Fitch ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.
(4)	The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.
(5)	The S&P ratings for the companies in the Reinsurance (excluding Top Layer Re) and Insurance segments reflect, in addition to the insurer’s financial strength rating, the insurer’s counterparty credit rating.

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on fixed maturity investments and net other-than-temporary impairments. The Company’s management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s fixed maturity investment portfolio. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share – diluted” and “operating return on average common equity – annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share – diluted to operating income available to RenaissanceRe common shareholders per common share – diluted; and 3) return on average common equity – annualized to operating return on average common equity – annualized:

	Three months ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Net income available to RenaissanceRe common shareholders	$165,047	$211,767	$258,628	$271,179	$97,284
Adjustment for net realized and unrealized gains on fixed maturity investments	(48,598)	(35,353)	(16,794)	(18,889)	(22,126)
Adjustment for net other-than-temporary impairments	33	1,280	346	1,833	19,022

Operating income available to RenaissanceRe common shareholders	$116,482	$177,694	$242,180	$254,123	$94,180

Net income available to RenaissanceRe common shareholders per common share - diluted	$2.73	$3.38	$4.12	$4.32	$1.57
Adjustment for net realized and unrealized gains on fixed maturity investments	(0.82)	(0.58)	(0.27)	(0.31)	(0.36)
Adjustment for net other-than-temporary impairments	—	0.02	—	0.04	0.31

Operating income available to RenaissanceRe common shareholders per common share - diluted	$1.91	$2.82	$3.85	$4.05	$1.52

Return on average common equity - annualized	20.9%	27.1%	35.5%	41.5%	16.0%
Adjustment for net realized and unrealized gains on fixed maturity investments	(6.1)%	(4.6)%	(2.2)%	(2.9)%	(3.6)%
Adjustment for net other-than-temporary impairments	—	0.2%	—	0.3%	3.1%

Operating return on average common equity - annualized	14.8%	22.7%	33.3%	38.9%	15.5%

RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has also included in this Financial Supplement “managed catastrophe premiums” and “managed specialty premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Insurance segment. “Managed catastrophe premiums” differ from total catastrophe unit premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, the inclusion of catastrophe premiums written on behalf of the Company’s Lloyd’s unit, and the exclusion of catastrophe premiums assumed from the Company’s Insurance segment. “Managed specialty premiums” is defined as gross specialty premiums written by Renaissance Reinsurance, DaVinci and the Company’s Lloyd’s unit. “Managed specialty premiums” differ from total specialty unit premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of specialty premiums written on behalf of the Company’s Lloyd’s unit. The Company’s management believes “managed catastrophe premiums” and “managed specialty premiums” are useful to investors and other interested parties because they provide a measure of total catastrophe or specialty reinsurance premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures.

The Company has also included in this Financial Supplement “tangible book value per common share plus accumulated dividends”. This is defined as book value per common share excluding goodwill and intangible assets, plus accumulated dividends. “Tangible book value per common share plus accumulated dividends” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets and the inclusion of accumulated dividends. The following is a reconciliation of book value per common share to tangible book value per common share plus accumulated dividends:

	At
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Book value per common share	$53.86	$51.68	$49.21	$44.17	$39.65
Adjustment for goodwill and intangible assets (1)	(2.02)	(1.95)	(1.83)	(1.89)	(1.93)

Tangible book value per common share	51.84	49.73	47.38	42.28	37.72
Adjustment for accumulated dividends	9.13	8.88	8.64	8.40	8.16

Tangible book value per common share plus accumulated dividends	$60.97	$58.61	$56.02	$50.68	$45.88

Change in book value per common share	4.2%	5.0%	11.4%	11.4%	2.3%

Change in tangible book value per common share plus change in accumulated dividends	4.7%	5.5%	12.6%	12.7%	3.3%

(1)	At March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, goodwill and other intangibles included $42.4 million, $43.8 million, $45.3 million, $46.7 million and $48.3 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.